THE ADVISORS' INNER CIRCLE FUND

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                                  (THE "FUND")

                   SUPPLEMENT DATED FEBRUARY 24, 2011 TO THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI
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Effective  December  14,  2010, Pennant Management, Inc. ("Pennant"), the Fund's
investment adviser, has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions, dividend expense, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Fund's average daily net assets. Pennant intends to continue this expense limitation until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 USF-SK-002-0100